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                                                             Exhibit 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, David R. Williams and Lawrence J. McCabe, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 27, 1994, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney has been signed below as of the 13th day of July, 1994 by the following persons in the capacities indicated.

         Signature                                     Title
         ---------                                     -----

  /s/ Anthony J. F. O'Reilly          Chairman of the Board, President and
..............................        Chief Executive Officer and Director
    Anthony J. F. O'Reilly            (Principal Executive Officer)


     /s/ David R. Williams            Senior Vice President--Finance and
..............................        Chief Financial Officer and Director
       David R. Williams              (Principal Financial Officer)


    /s/ Lawrence J. McCabe            Senior Vice President--
..............................        General Counsel and Director
      Lawrence J. McCabe


   /s/ William P. Snyder III          Director
..............................
     William P. Snyder III


   /s/ Joseph J. Bogdanovich          Director
..............................
     Joseph J. Bogdanovich


     /s/ Herman J. Schmidt            Director
..............................
       Herman J. Schmidt


      /s/ Albert Lippert              Director
..............................
        Albert Lippert


    /s/ Eleanor B. Sheldon            Director
..............................
      Eleanor B. Sheldon
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     /s/ Richard M. Cyert             Director
..............................
       Richard M. Cyert


    /s/ Samuel C. Johnson             Director
..............................
       Samuel C. Johnson


    /s/ David W. Sculley              Director
..............................
       David W. Sculley


    /s/ Donald R. Keough              Director
..............................
      Donald R. Keough


    /s/ S. Donald Wiley               Director
..............................
      S. Donald Wiley


    /s/ Luigi Ribolla                 Director
..............................
       Luigi Ribolla


   /s/ Nicholas F. Brady              Director
..............................
     Nicholas F. Brady


   /s/ William R. Johnson             Director
..............................
     William R. Johnson


   /s/ William C. Springer            Director
..............................
     William C. Springer


    /s/ Edith E. Holiday              Director
..............................
      Edith E. Holiday